                                  FIRST FUNDS

                          INTERMEDIATE BOND PORTFOLIO

                       Supplement Dated December 1, 1998

     The following information supplements and should be read in conjunction with the information provided in the Portfolio's Prospectus dated October 26, 1998.

     Effective December 1, 1998, the maximum sales load on purchases of Class II shares has been reduced from 3.75% to 2.50%.

     Based on this change, the following data shall be inserted in lieu of the column for Class II in the table under the section, "SUMMARY OF PORTFOLIO EXPENSES - A. EXPENSE SUMMARY":


     SHAREHOLDER TRANSACTION EXPENSES:            CLASS II
                                                  --------
     Maximum Sales Load on Purchases
       (as a percentage of offering price)        2.50%
     Sales Load Imposed on Reinvested
       Distributions                               None
     Deferred Sales Load
       (as a percentage of original purchase
       price or redemption proceeds, as
       applicable)                                 None
     Redemption Fees                               None
     Exchange Fee                                  None

     ANNUAL PORTFOLIO OPERATING EXPENSES:
       (as a percentage of average net assets)
     Management Fees**                             .00%
     12b-1 Fees**                                  .00%
     Other Expenses**                              .65%
                                                  -----

     Total Portfolio Operating Expenses**          .65%

     The following data shall be inserted in lieu of the column for Class II in the table under the section, "SUMMARY OF PORTFOLIO EXPENSES B. Example":

                   Class II
                   --------
     1 year          $31
     3 years         $45

     The following table shall be inserted in lieu of the table under the section, "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II - Public Offering Price":

                                                                                     REALLOWANCE TO SERVICE
                                     TOTAL SALES LOAD FOR CLASS II SHARES                 ORGANIZATIONS
                                     ------------------------------------           ------------------------
                                     AS A % OF OFFERING        AS A % OF            AS A % OF OFFERING PRICE
AMOUNT OF TRANSACTION                 PRICE PER SHARE             NAV                      PER SHARE
Less than $100,000                          2.50                 2.56                        2.25
$100,000 - $249,999                         2.00                 2.04                        1.75
$250,000 - $499,999                         1.75                 1.78                        1.50
$500,000 - $999,999                         1.25                 1.27                        1.00
$1,000,000 and over                         0.50                 0.50                        0.40